                                                                 Exhibit G
                               Subsidiary Listing
                               ------------------

The  following is a listing of the  subsidiaries  of each  registrant  and their state of  incorporation  or  organization  indented to show degree of remoteness from registrant.

                                                          State or County of
                                                           Organization or
           Name of Company                                  Incorporation
           ---------------                                  -------------
(Indentation indicates subsidiary relationship)

Cinergy Corp.                                                 Delaware

   Cinergy Services, Inc.                                     Delaware

   The Cincinnati Gas & Electric Company                      Ohio
     Cinergy Power Investments, Inc.                          Ohio
     CPI Allowance Management, LLC                            Delaware
     CPI Investments, LLC                                     Delaware
     The Union Light, Heat and Power Company                  Kentucky
     Tri-State Improvement Company                            Ohio
     Lawrenceburg Gas Company                                 Indiana
     Miami Power Corporation                                  Indiana
     KO Transmission Company                                  Kentucky

   PSI Energy, Inc.                                           Indiana
     South Construction Company, Inc.                         Indiana

   Cinergy Investments, Inc.                                  Delaware
     Cinergy-Cadence, Inc.                                    Indiana
       Cadence Network, Inc.                                  Delaware
     Cinergy Capital & Trading, Inc.                          Indiana
       Brownsville Power I, LLC                               Delaware
       Caledonia Power I, LLC                                 Delaware
       CinCap - Chippewa, LLC                                 Delaware
       CinCap - Martinsville, LLC                             Delaware
       CinCap - Oraville, LLC                                 Delaware
       CinCap PIC, LLC                                        Delaware
        CinPeak Resources, LLC                                Delaware
       CinCap IV, LLC                                         Delaware
       CinCap V, LLC                                          Delaware
       CinCap VIII, LLC                                       Delaware
        CinCap VII, LLC                                       Delaware
        CinCap Madison, LLC                                   Delaware
       CinCap IX, LLC                                         Delaware
       CinCap X, LLC                                          Delaware
       CinPower I, LLC                                        Delaware
       Cinergy Canada, Inc.                                   Canada
       Cinergy Limited Holdings, LLC                          Delaware
       Cinergy General Holdings, LLC                          Delaware
        Cinergy Marketing & Trading, LLC                      Delaware
       Cinergy Propane, LLC                                   Delaware
       Cinergy Retail Power Limited, Inc.                     Delaware
       Cinergy Retail Power General, Inc.                     Texas
        Cinergy Retail Power, L.P.                            Delaware
       ENCOAL OPCO, LLC                                       Delaware
       Cinergy Transportation, LLC                            Delaware
       SynCap II, LLC                                         Delaware
     Cinergy Telecommunications Holding Company, Inc.         Delaware
       Q-Comm Corporation                                     Nevada
       Lattice Communications, LLC                            Delaware
     Cinergy Engineering, Inc.                                Ohio
     Cinergy-Centrus, Inc.                                    Delaware
     Cinergy-Centrus Communications, Inc.                     Delaware
     Cinergy Solutions Holding Company, Inc.                  Delaware
       1388368 Ontario Inc.                                   Canada
       3036243 Nova Scotia Company                            Nova Scotia
        Cinergy Solutions Limited Partnership                 Canada
       Vestar, Inc.                                           Delaware
        Vestar Limited                                        Canada
          Keen Rose Technology Group Limited                  Canada
          Optimira Controls, Inc.                             Canada
       Cinergy EPCOM, LLC                                     Delaware
       Cinergy EPCOM College Park, LLC                        Delaware
       Cinergy Solutions, Inc.                                Delaware
        BSPE Holdings, LLC                                    Delaware
          BSPE Limited, LLC                                   Delaware
          BSPE General, LLC                                   Texas
            BSPE, LP                                          Delaware
        Cinergy Energy Solutions, Inc.                        Delaware
          Zahren Alternative Power Corporation                Delaware
        Cinergy GASCO Solutions, LLC                          Delaware
          Countryside Landfill Gasco., L.L.C.                 Delaware
          Morris Gasco, L.L.C.                                Delaware
          Brown County Landfill Gas Associates, L.P.          Delaware
        Cinergy Solutions of Boca Raton, LLC                  Delaware
        Cinergy Solutions of Philadelphia, LLC                Delaware
        Cinergy Solutions Partners, LLC                       Delaware
          CST Limited, LLC                                    Delaware
          CST General, LLC                                    Texas
            CST Green Power, L.P.                             Delaware
              Green Power Holdings, LLC                       Delaware
               Green Power G.P., LLC                          Texas
               Green Power Limited, LLC                       Delaware
                 South Houston Green Power, L.P.              Delaware
        CSGP of Southeast Texas, LLC                          Delaware
        CSGP Limited, LLC                                     Delaware
        CSGP General, LLC                                     Texas
          CSGP Services, L.P.                                 Delaware
        Lansing Grand River Utilities, LLC                    Delaware
        Oklahoma Arcadian Utilities, LLC                      Delaware
        Shreveport Red River Utilities, LLC                   Delaware
       Cinergy Solutions of Tuscola, Inc.                     Delaware
       Delta Township Utilities, LLC                          Delaware
       Energy Equipment Leasing LLC                           Delaware
       Trigen-Cinergy Solutions LLC                           Delaware
       Trigen-Cinergy Solutions of Ashtabula LLC              Delaware
       Trigen-Cinergy Solutions of Baltimore LLC              Delaware
       Trigen-Cinergy Solutions of Boca Raton, LLC            Delaware
       Trigen-Cinergy Solutions of Cincinnati LLC             Ohio
       Trigen-Cinergy Solutions of College Park, LLC          Delaware
       Trigen-Cinergy Solutions of Lansing LLC                Delaware
        Trigen/Cinergy - USFOS of Lansing LLC                 Delaware
       Trigen-Cinergy Solutions of Orlando LLC                Delaware
       Trigen-Cinergy Solutions of Owings Mills LLC           Delaware
       Trigen-Cinergy Solutions of Owings Mills
         Energy Equipment Leasing, LLC                        Delaware
       Trigen-Cinergy Solutions of Rochester LLC              Delaware
       Trigen-Cinergy Solutions of Silver Grove LLC           Delaware
       Trigen-Cinergy Solutions of San Diego LLC              Delaware
       Trigen-Cinergy Solutions of the Southeast LLC          Delaware
       Trigen-Cinergy Solutions of St. Paul LLC               Delaware
        Environmental Wood Supply                             Minnesota
        St. Paul Cogeneration LLC                             Minnesota
       Trigen-Cinergy Solutions of Tuscola, LLC               Delaware
     Cinergy Supply Network, Inc.                             Delaware
       Reliant Services, LLC                                  Indiana
        MP Acquistions Corp., Inc.                            Indiana
          Miller Pipeline Corporation                         Indiana
     Cinergy Technology, Inc.                                 Indiana

   Cinergy Global Resources, Inc.                             Delaware
     Cinergy UK, Inc.                                         Delaware
     Cinergy Global Power, Inc.                               Delaware
       CGP Global Greece Holdings, SA                         Greece
        Attiki Denmark ApS                                    Denmark
          Attiki Gas Supply Company SA                        Greece
       Cinergy Global Chandler Holding, Inc.                  Delaware
        Cinergy Global Chandler I, Inc.                       Delaware
          Chandler Wind Partners, LLC                         Delaware
       Cinergy Global Ely, Inc.                               Delaware
        EPR Ely Power Limited                                 England
          EPR Ely Limited                                     England
            Ely Power Limited                                 England
            Anglian Straw Limited                             England
        Anglian Ash Limited                                   England
        eVent Resources Overseas I, LLC                       Delaware
       Cinergy Global Foote Creek, Inc.                       Delaware
        Foote Creek III, LLC                                  Delaware
       Cinergy Global Foote Creek II, Inc.                    Delaware
        Foote Creek II, LLC                                   Delaware
       Cinergy Global Foote Creek IV, Inc.                    Delaware
        Foote Creek IV, LLC                                   Delaware
       Cinergy Global Peetz Table I, Inc.                     Delaware
        Ridge Crest Wind Partners, LLC                        Delaware
       Cinergy Global Power Services Limited                  England
        Cinergy Global Power Limited                          England
        MPI International Limited                             England
       Cinergy Global Power (UK) Limited                      England
        Cinergy Global Trading Limited                        England
          Commercial Electricity Supplies Limited             England
          Cinergy Renewable Trading Limited                   England
          UK Electric Power Limited                           England
          Cinergy Global Power 2 Limited                      England
       Cinergy Global San Gorgonio, Inc.                      Delaware
        San Gorgonio Westwinds II, LLC                        California
       Cinergy Global Holdings, Inc.                          Delaware
        Cinergy Holdings B.V.                                 The Netherlands
          Cinergy Zambia B.V.                                 The Netherlands
            Copperbelt Energy Corporation PLC                 Republic of Zambia
          Cinergy Turbines B.V.                               The Netherlands
            EOS PAX I S.L.                                    Spain
            EOS PSX IIa S.L.                                  Spain
          Cinergy Hydro B.V.                                  The Netherlands
            Cinergy Renovables Ibericas, S.A.                 Spain
              Age Inversiones en Medio Ambiente, S.L.         Spain
               Valoritzacions Agroramaderes les
                 Garrigues, S.L.                              Spain
              Cinergy Global Power Iberia, S.A.               Spain
               Escambeo, S.L.                                 Spain
              Cinergy Renovables Aragon, S.L.                 Spain
               San Juan de Bargas Eolica, S.L.                Spain
               General Eolica Argonesa, S.A.                  Spain
               Tratamiento y Generacion De Energia S.L.       Spain
               Generacion y Abastecimiento De Energia, S.L.   Spain
               Intercambio De Derivados Porcinos, S.L.        Spain
               Aplicaciones Industriales De Energies
                  Limpias, S.L.                               Spain
              Cinergy Services Iberia, S.L.                   Spain
              Compania Productora De Energia para
                 Consumo Interno, S.L.                        Spain
              Desarrollos Eolico El Aguila, S.A.              Spain
              Elecdey Ascoy, S.A.                             Spain
              Elecdey Carcelen, S.A.                          Spain
              Enrega, S.L.                                    Spain
              EoloCrisa, S.L.                                 Spain
               Corporacion Eolica, S.L.                       Spain
                 Compania Eolica Aragonesa, S.A.              Spain
              Northeolic Pico Gallo, S.L.                     Spain
              Procrisa Servicios, S.L.                        Spain
              Promociones y Servicios Hidraulicos, S.A.       Spain
              Sinergia Andaluza, S.L.                         Spain
              Tractaments de Juneda, SA                       Spain
              Ventoabrego, S.L.                               Spain
            Cinergy 1 B.V.                                    The Netherlands
              Cinergy Eesti OU                                Estonia
               Startekor Investeeringute OU                   Estonia
                 Aktsiaselts Narva Elektrivork                Estonia
            Cinergy Global Resources 1 B.V.                   The Netherlands
              Moravske Teplarny a.s.                          Czech Republic
              Plzenska Energetika a.s.                        Czech Republic
              Cinergy Global Polska Sp. Z.o.o.                Poland
              Cinergy Global Resources 1 Sp. Z.o.o.           Poland
              Cinergy Global Resources a.s.                   Czech Republic
              Cinergetika U/L a.s.                            Czech Republic
              Energetika Chropyne a.s.                        Czech Republic
              Teplarna Otrokovice a.s.                        Czech Republic
              Energy Customer Services s.r.o.                 Czech Republic
            Cinergy 2 B.V.                                    The Netherlands
              Desarrollo Eolico del Ebro S.A.                 Spain
              Sinergia Aragonesa, S.L.                        Spain
          Baghabari I B.V.                                    The Netherlands
            Baghabari Power Company Limited                   Bangladesh
          Baghabari II B.V.                                   The Netherlands
          Cinergy South Africa Investments 1 B.V.             The Netherlands
            Egoli Gas (Proprietary) Limited                   South Africa
          Cinergy Global 4 B.V.                               The Netherlands
          Cinergy Global 5 B.V.                               The Netherlands
        Cinergy Global (Cayman) Holdings, Inc.                Cayman Islands
          Cinergy Global Hydrocarbons Pakistan                Cayman Islands
          Cinergy Global Tsavo Power                          Cayman Islands
            IPS-Cinergy Power Limited                         Kenya
              Tsavo Power Company Limited                     Kenya
          Cinergy Global Maranhao                             Cayman Islands
          Cinergy MPI V, Inc.                                 Cayman Islands
          Cinergy MPI VI, Inc.                                Cayman Islands
          Cinergy MPI VII, Inc.                               Cayman Islands
          Cinergy MPI VIII, Inc.                              Cayman Islands
          Cinergy MPI IX, Inc.                                Cayman Islands
          Cinergy MPI X, Inc.                                 Cayman Islands
       Cinergy Global One, Inc.                               Delaware
        CZECHPOL ENERGY spol, s.r.o.                          Delaware
          ZAT Dneproline                                      Ukraine
          E-line Czech s.r.o.                                 Czech Republic
          S-line s.r.o.                                       Slovak
          U-line ZAT                                          Ukraine
          DP Czechpol Energy Invest                           Ukraine
          MEAS Brno, a.s.                                     Czech Republic
          PEAS Praha, a.s.                                    Czech Republic
          Moravia Energo                                      Czech Republic
          SK Invest a.s.                                      Slovak
       Midlands Hydrocarbons (Bangladesh) Limited             England
       Powermid No. 1                                         England
       Cinergy Global Power Africa (Proprietary) Limited      South Africa

   CinTec LLC                                                 Delaware
     CinTec I LLC                                             Delaware
       eVent Resources I LLC                                  Delaware
        eVent (Triple Point) LLC                              Delaware

   Cinergy Technologies, Inc.                                 Delaware
     Cinergy Ventures, LLC                                    Delaware
       emPowerNET, LLC                                        Delaware
     Cinergy Ventures II, LLC                                 Delaware
     Cinergy e-Supply Network, LLC                            Delaware
     Cinergy One, Inc.                                        Delaware
     Cinergy Two, Inc.                                        Delaware

   Cinergy Wholesale Energy, Inc.                             Ohio
     Cinergy Power Generation Services, LLC                   Delaware
     Cinergy Origination & Trade, LLC                         Delaware